                                                                  Exhibit 10.11a

                             AGREEMENT OF AMENDMENT
                             ----------------------

          AGREEMENT OF AMENDMENT dated as of December 31, 2001 (the "Amendment") among FMC FUNDING CORPORATION (the "Seller"), FMC CORPORATION ("FMC"), FMC WYOMING CORPORATION ("FMC Wyoming", and together with FMC, the "Originators"), CIESCO, L.P. ("CIESCO"), CITIBANK, N.A. (the "Bank") and CITICORP NORTH AMERICA, INC., as agent (the "Agent").

                               W I T N E S S E T H
                               - - - - - - - - - -

          WHEREAS, the Seller, FMC, CIESCO, the Bank, and the Agent have entered into that certain Receivables Purchase Agreement dated as of November 24, 1999 (as from time to time amended, the "Purchase Agreement");

          WHEREAS, the Seller and each Originator (as defined in the Purchase Agreement) have entered into that certain Purchase and Contribution Agreement dated as of November 24, 1999 (the "Originator Purchase Agreement"); and

          WHEREAS, the parties to this Amendment desire to, among other things, amend the Purchase Agreement as hereinafter provided;

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the parties hereto agree as follows:

          Section 1.   Defined Terms.
                       -------------

          "Amendment Effective Date" means the later to occur of (i) the day on which the Agent shall have executed and delivered one or more counterparts of this Amendment and shall have received one or more counterparts of this Amendment executed by each of the parties hereto, and (ii) the conditions precedent set forth in Section 5 hereof shall have been fulfilled.

          Unless otherwise defined herein, the capitalized terms used herein shall have the meanings assigned to such terms in the Purchase Agreement.

          Section 2.   Amendments to the Purchase Agreement.
                       ------------------------------------

          (a) The definition of "Applicable Division" set forth in Section 1.01 of the Purchase Agreement is hereby amended by replacing the language set forth therein in its entirety with the following language:

          ""Applicable Division" means each of FMC's Chemical Products Group
            -------------------
          (including, without limitation, the Lithium Division), Pharmaceutical Division, Food Ingredients Division, Hydrogen Peroxide Division and FMC Biopolymers Division or any successor division which sells the goods sold on the date hereof by any such division or on the date hereof provides the services provided by such division."

          (b) the definition of "Applicable Margin" set forth in Section 1.01 of the Purchase Agreement is hereby amended by replacing the language set forth therein in its entirety with the following language:

          ""Applicable Margin" means the sum of (i) 0.50% per annum, (ii) the
            -----------------
          Facility Fee Rate, (iii) the Euro-Dollar Margin, and (iv) the Utilization Fee Rate."

          (c) The definition of "Assignee Rate" set forth in Section 1.01 of the Purchase Agreement is hereby amended by inserting the words "plus 0.50% per annum" after the words "the Alternate Base Rate in effect on the first day of such Settlement Period" in the last paragraph of the first proviso thereto.

          (d) The definition of "Commitment Termination Date" set forth in
     Section 1.01 of the Purchase Agreement is hereby amended by replacing the date "November 22, 2000" set forth in clause (a) thereof with the date "November 20, 2002".

          (e) The definition of "Defaulted Receivables" set forth in Section
     1.01 of the Purchase Agreement is hereby amended by inserting the following language at the end of clause (i) thereto: "provided, that for the purpose
                                                 --------
     of computing the Net Receivables Pool Balance, the reference in this clause
     (i) to ninety (90) days shall be deemed to be replaced with one hundred twenty (120) days to the extent that the Outstanding Balance of the Receivables which are more than ninety days but less than one hundred twenty (120) days is not more than $1,500,000;".

          (f) The definition of "Net Receivables Pool Balance" set forth in
     Section 1.01 of the Purchase Agreement is hereby amended by deleting in its entirety clause (vi) set forth therein, and by replacing the number "(vii)" set forth therein with the number "(vi)".

          (g) The definition of "Outstanding Balance" set forth in Section 1.01 of the Purchase Agreement is hereby amended by deleting the last sentence set forth therein.

          (h) The definition of "Purchase Limit" set forth in Section 1.01 of the Purchase Agreement is hereby amended by replacing the dollar amount "200,000,000" set forth therein with the amount "150,000,000".

          (i) Section 1.01 of the Purchase Agreement is hereby amended by deleting the definition "Unbilled Jetway Receivables" set forth therein and by adding the following definitions in their proper alphabetical order:

          ""364 Day Credit Agreement" means the 364-Day Credit Agreement dated
            ------------------------
          as of December 6, 2001 among FMC, the lenders party thereto, Citibank, N.A., as Administrative Agent, Bank of America, N.A., as Syndication Agent and ABN Amro Bank N.V. and First Union National Bank, as Co-Documentation Agents, as in effect on the date hereof.

          "Euro-Dollar Margin" shall have the meaning assigned to such term in
           ------------------
          the 364-Day Credit Agreement.

          "Facility Fee Rate" shall have the meaning assigned to such term in
           -----------------
          the 364-Day Credit Agreement.

          "Utilization Fee Rate" shall have the meaning assigned to such term in
           --------------------
          the 364-Day Credit Agreement; provided, however, that if on any date
                                        --------  -------
          of determination no fee will accrue under Section 2.08(b) of the 364-Day Credit Agreement, the Utilization Fee Rate on such date of determination shall, for purposes of this Agreement only, be deemed to be zero."

          (j) Schedule III to the Purchase Agreement is hereby amended by replacing it in its entirety with Annex A attached hereto.

          Section 3. Amendment to the Fee Letter.
                     ---------------------------

          The definition of "Specified Percentage" set forth in the Fee Letter is hereby amended by (i) replacing the percentage number "0.150" following the words "Required Tier-1 Ratings" with "0.250" set forth in the third paragraph therein, and (ii) replacing the percentage number "0.325" following the words "Required Tier-1 Ratings" with "0.500" set forth in the third paragraph therein.

          Section 4.  Temporary Amendments.
                      --------------------

          For the activity period beginning on February 1, 2002 and ending on May 31, 2002 (the "Specified Activity Period"), the Purchase Agreement is hereby amended as set forth below which are to be reported in the Investor Reports to be delivered in the months of March 2002 through June 2002. As of the activity period commencing after the Specified Activity Period, the amendments below shall no longer be effective, and each of the definitions so amended below shall be deemed to refer to the language in effect prior to such amendment or, in the case of the definition of "Purchase Limit", as amended above.

          (a) The definition of "Concentration Limit" set forth in Section 1.01 of the Purchase Agreement is hereby temporarily amended by inserting the words ";provided, further, that the concentration limit for the three
             --------  -------
     largest Obligors based upon amounts owing in respect of Receivables shall be 10%" at the end thereto.

          (b) The definition of "Loss Percentage" set forth in Section 1.01 of the Purchase Agreement is hereby temporarily amended by replacing the percentage "sixteen and one-half percent (16.5%)" set forth in clause
     (a)(i) thereto with the percentage "thirty percent (30%)", and by replacing the percentage "22%" set forth in clause (b)(i) thereto with the percentage "forty percent (40%)".

          (c) The definition of "Purchase Limit" set forth in Section 1.01 of the Purchase Agreement is hereby temporarily amended by replacing the dollar amount "150,000,000" set forth therein with the amount "200,000,000".

          (d) The definition of "Specified Percentage" set forth in Section 1.01 of the Purchase Agreement is hereby temporarily amended by replacing the percentage "eighty percent (80%)" set forth in the proviso to clause (i) thereto with the percentage "one hundred percent (100%)".

          Section 5.  Conditions Precedent to Effectiveness of this Amendment.
                      -------------------------------------------------------

          The occurrence of the Amendment Effective Date shall be subject to the fulfillment of each of the following conditions precedent:

          (a) the Agent shall have received a counterpart of this Amendment signed on behalf of each party hereto; and

          (b) the Agent shall have received such instruments, certificates and documents as the Agent shall have reasonably requested, all in form and substance satisfactory to the Agent.

          Section 6.   Condition Subsequent.
                       --------------------

          The Seller agrees that within thirty (30) days of the Amendment Effective Date, it shall provide the Agent time stamped receipt copies of proper UCC-3 financing statements filed in all appropriate jurisdictions.

          Section 7.   Representations and Warranties.
                       ------------------------------

          The Seller and each Originator represents and warrants as to itself that (i) this Amendment and each agreement or document entered into by it in connection with this Amendment has been duly authorized, executed and delivered by it and each of its obligations hereunder constitute a legal, valid and binding obligation enforceable in accordance with its terms, (ii) immediately after giving effect to this Amendment and the transactions contemplated hereunder, its representations and warranties set forth in the Program Documents are true and correct, (iii) no Default or Event of Default has occurred and is continuing or will result from this Amendment or the transactions contemplated hereby, and (iv) that the Lithium Division is a part of the Chemical Products Group.

          Section 8.   Execution in Counterparts.
                       -------------------------

          This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be as effective as delivery of a manually executed counterpart of this Agreement.

          Section 9.   Governing Law.
                       -------------

          THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          Section 10.  Severability of Provisions.
                       --------------------------

          Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          Section 11.  Captions.
                       --------

          The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed and delivered by their duly authorized officers as of the date first above written.

CITICORP NORTH AMERICA, INC.,                  CITIBANK, N.A.
as Agent                                       as Secondary Lender

By:_________________________                   By:___________________________
     Name:                                          Name:
     Title:                                         Title:

FMC FUNDING CORPORATION,                       CIESCO, L.P.
as Seller                                      By: Citicorp North America, Inc.,
                                               as Attorney-in-Fact


By:___________________________                 By:___________________________
     Name:                                          Name:
     Title                                          Title:

FMC CORPORATION                                FMC WYOMING CORPORATION



By:___________________________                 By:___________________________
     Name:                                          Name:
     Title:                                         Title:

                                     ANNEX A

                                                                    SCHEDULE III

                                 DEPOSIT BANKS,

                         DEPOSIT ACCOUNTS AND LOCK-BOXES

FMC CORPORATION
---------------

     Deposit Bank               Deposit Accounts              Lock-Box Numbers
     ------------               ----------------              ----------------
     Bank of America            12332-02822                   62242
                                                              42243
                                                              12452
                                                              52447

                                81885-00935                   91377
                                                              91334

                                125-254772                    845736

                                87657-60851                   98201

                                6550105035
                                (ABA No. 026 009 593)

                                81888-10003
                                (ABA No. 071 000 039)

                                81880-10002
                                (ABA No. 071 000 039)

                                81886-10004
                                (ABA No. 071 000 039)

                                81884-10005
                                (ABA No. 071 000 039)

                                87657-60851
                                (ABA No. 071 000 039)

     First Union                   2000213788971                   4195
       National Bank                                               2190
                                                                   3600
                                                                   3750
                                                                   2445
                                                                   1910

     Firstar Bank                  827-777-4                       00164

     Wachovia Bank                 3606-028949                     101505
                                                                   75688
                                                                   75103

FMC FUNDING CORPORATION
-----------------------

     Bank of America               81888-11791
                                   (ABA No. 071 000 039)

     First Union                   2000002921745
       National Bank               (ABA No. 053 000 219)

     Wachovia Bank                 6267-077595
                                   (ABA No. 053 100 494)

     Firstar Bank N.A.             821654936
                                   (ABA No. 042 000 013)

                                       2